Exhibit 10.57

A form of note in substantially this format was provided to certain lessors and lenders.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE TERMS OF THIS NOTE, THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE SECURITIES LAWS AND THE TERMS OF THE NOTE.

Form of Convertible Note

$	, 20

FLYi, INC., a Delaware corporation (herein called the “Issuer,” which term includes any successor Person), for value received, hereby promises to pay to                      (or its permitted and registered successors and assigns, “Holder”), the principal sum of Five                  Dollars ($                ) on or before                     , 20     as specified herein (the “Maturity Date”), without interest, subject to the automatic conversion feature and conversion right set forth below.  Principal shall be payable in full on the Maturity Date upon presentation of this Note.  Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section 10 hereof.

1.               Conversion upon Maturity.  Unless this Note has been converted pursuant to the provisions of Section 2 hereof, and provided that on the Maturity Date neither the Issuer nor Independence Air, Inc. (“IA”) is a debtor in any bankruptcy or insolvency proceeding, then on                     , 20     this Note shall automatically be converted into a whole number of fully paid and non-assessable shares of the Issuer’s common stock, par value $0.02 per share (“Common Stock”), determined by dividing such unpaid principal amount by the Conversion Price then in effect as determined pursuant to Section 2 and the indebtedness represented by this Note shall thereupon be discharged in full; provided, however, that this Section 1 shall not apply in the event of a default under Section 4.

2.               Conversion Right.

2.1.           Conversion to Common Stock.  Provided that on the date of conversion neither the Issuer nor IA is a debtor in any bankruptcy or insolvency proceeding, the

Holder shall have the right to convert all of the unpaid principal amount of this Note into a whole number of fully paid and non-assessable shares of the Issuer’s Common Stock determined by dividing such unpaid principal amount by the Conversion Price (such right being referred to herein as the “Conversion Right”).  For purposes of this Note, the “Conversion Price” on the Issue Date shall be            , and thereafter shall be adjusted only as provided in this Section 2.

2.2.           Adjustments Upon Changes in Capitalization.  The Conversion Right and the Conversion Price shall be adjusted by the Issuer from time to time as follows:

2.2.1.       Common Stock Splits and Combinations.  If the Issuer at any time or from time to time after the Issue Date effects a subdivision of the outstanding shares of Common Stock, then the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Issuer at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this subsection 2.2.1 shall become effective as of the opening of business on the day following the day upon which such subdivision or combination becomes effective.

2.2.2.       Dividends and Distributions.  In the event the Issuer at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, without consideration, a dividend or other distribution payable in additional Common Stock, then the Conversion Price then in effect shall be decreased as of the opening of business on the day following the day of such issuance or, in the event such a record date is fixed, as of the opening of business on the day following such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock constituting such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or such distribution is not fully made on the date fixed therefore, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection 2.2.2 as of the time of actual payment of such dividend or distribution.

2.2.3.       Recapitalization or Reclassification.  If the shares of Common Stock issuable upon the conversion of this Note are changed into the same or a different number of shares of any class or classes of securities of the Issuer, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of Common Stock or dividend payable in Common Stock provided for in Section 2.2.1 or in Section 2.2.2), then the Conversion Right and the Conversion Price shall thereafter refer to the right to convert the unpaid principal amount of this Note into such number and kind of securities as would have been issuable to Holder as a result of such change if, immediately prior to such change, the Holder had exercised the Conversion Right as to the entire unpaid principal amount hereof, and the Conversion Price shall be fixed by dividing such unpaid principal amount of this Note on the date of such event by the number of shares or other units of such securities determined thereby, subject to further adjustment with respect to any other event as provided herein.

2.2.4.       Reorganization or Sale of Issuer.  If there is a capital reorganization of the Issuer (other than a recapitalization, subdivision, combination, reclassification or exchange of Common Stock provided for elsewhere in this Section 2.2) or a merger or consolidation of the Issuer with or into another company, or the sale of all or substantially all of the Issuer’s properties and assets to any other Person and there is a resulting distribution of cash and/or securities and/or property in exchange for, payment of or cancellation of the Common Stock (other than a cash dividend, and other than a dividend or distribution of shares of Common Stock provided for in Section 2.2.1 or in Section 2.2.2) and if the Issuer shall not exercise its mandatory conversion right (if applicable) pursuant to Section 2.3, then the Conversion Right shall refer to the right to convert the unpaid principal amount of this Note into such amount, number and kind of cash, securities and/or property as would have been issuable or distributable to Holder on account of such reorganization, merger, consolidation, sale or distribution if, immediately prior to the record date for such event, or in the absence of a record date, immediately prior to such event, the Holder had exercised the Conversion Right as to the entire unpaid principal amount under the Note.  In any such case, the Issuer shall make an appropriate adjustment in the application of the provisions of this Section 2.2 with respect to the rights of Holder after the reorganization, merger, consolidation, sale or distribution to the end that the provisions of this Section 2.2 shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.  This Section 2.2.4 shall have no application in the context of a bankruptcy or in an insolvency proceeding involving the Issuer.

2.2.5.       Limitation on Rights.  Notwithstanding any provision of this Note to the contrary, before such time as the Note is converted pursuant to Section 1 hereof, or the Holder exercises the Conversion Right or the Issuer exercises its mandatory conversion right (if applicable) pursuant to Section 2.3, and shares of Common Stock are issued to Holder (or in such name as specified by Holder) pursuant to Section 2.4, nothing set forth herein shall be interpreted as vesting in Holder or in any other person any voting or other rights as a holder of Common Stock or of any other equity interests in Issuer pursuant hereto for any purpose.  No other provisions for the adjustment of the Conversion Right and/or the Conversion Price shall be provided to the Holder nor shall the consent of the Holder be required for any of the transactions described in Section 2.2 or Section 2.3 or for any other corporate transaction.

2.2.6.       Calculation of Adjustments.  All calculations under this Section 2.2 shall be made by the Issuer and shall be made to the nearest cent or to the nearest one-thousandth (1/1,000) of a share (or if there is not a nearest one-thousandth of a share, to the next lower one-thousandth of a share), whichever of the foregoing results in the rounding process having the least effect, as the case may be.  No adjustment to the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) therein; provided, however, that any adjustments that by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  The Issuer shall upon request by the Holder notify the Holder of the Conversion Price and provide a brief statement of the facts requiring such adjustment and the calculation of any adjustment thereto.

2.3.           Mandatory Conversion Right.  In the event of a corporate transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification or otherwise) in which the Issuer will cease to have a class of equity securities registered pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934 or in which the Issuer will survive only as a subsidiary of another entity that prior to such transaction or event was unaffiliated with the Issuer, then the Issuer shall have the right immediately prior to the closing of such corporate transaction or the occurrence or effectiveness of such event to convert this Note into the Common Stock based upon the Conversion Price in effect at the time of such conversion; provided that the Issuer is not a debtor in bankruptcy or in an insolvency proceeding on such date.  [In addition, in the event that the Common Stock issuable upon conversion of the Note is subject to an effective registration statement covering the resale thereof or would be eligible for resale pursuant to Rule 144(k) (or any successor rule) under the Act, and the closing price of the Common Stock reported on the Consolidated Transaction Reporting System for at least 20 trading days in a period of 30 consecutive trading days is more than 120% of the Conversion Price, then the Issuer shall have the right to convert this Note into the Common Stock based upon the Conversion Price in effect at the time of such conversion.]

2.4.           Conversion Procedures.  In order to exercise the Conversion Right with respect to the Note, the Issuer must receive at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency as the Issuer may maintain for such purpose and specify to Holder, the original of the form entitled “Conversion Notice” in the form attached as Exhibit B to the Note, duly completed and manually signed, together with the Note duly endorsed for transfer, or accompanied by a written instrument of transfer in the form attached as Exhibit A to the Note and duly executed, by Holder or his attorney duly authorized in writing, with signature guaranteed.  Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required by law.  The Issuer shall issue and deliver to the Holder a certificate or certificates for the number of whole shares of Common Stock issuable upon any conversion of this Note, no later than the fifth (5th) business day following the date that the Issuer receives the documents and information as required in this Section 2.4 or, if the

Note is converted upon the Maturity Date pursuant to Section 1 or the Issuer exercises its mandatory conversion right pursuant to Section 2.3, no later than the fifth (5th) business day following the date of such conversion, at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency as the Issuer may maintain for such purpose and specify to Holder; provided, however, that such certificate or certificates may be delivered at the option of the Issuer to Holder at such other account as shall be designated by Holder at the time of such conversion.

3.               Restrictions on Transfer.  Holder shall not make any disposition of this Note unless (i) such disposition relates to the entire unpaid principal amount of the Note, (ii) such disposition is made in compliance with applicable securities laws, and (iii) Holder shall have notified the Issuer of the proposed disposition and shall have furnished the Issuer with a detailed statement of the circumstances surrounding the proposed disposition and an opinion of counsel to the Holder in form and substance reasonably satisfactory to the Issuer to the effect that any proposed transfer or resale is in compliance with the Act, any applicable state securities laws and the terms of the Note.

4.               Defaults and Remedies.  The occurrence of any default hereunder shall, at the option of Holder, cause the entire unpaid balance of this Note to become immediately due and payable.  A default shall occur hereunder upon the occurrence of any of the following events:  (i) failure to convert the Note into Common Stock as provided for hereunder within ten business days after written notice from Holder to Issuer of the failure to perform such obligation under this Note if such failure has not been cured before the end of such ten business day period, (ii)  the commencement of any voluntary proceedings under any bankruptcy or insolvency laws by the Issuer or IA, or (iii) the commencement of any involuntary proceedings under any bankruptcy or insolvency laws against the Issuer or IA, if the same have not been fully discharged within sixty days after the commencement thereof.

5.               Amendments and Waivers.  This Note and the rights and obligations of the Issuer or Holder may be amended only pursuant to a written agreement between the Issuer and Holder.  Holder may waive compliance by the Issuer with any or all provisions of this Note and with any or all past defaults under this Note and their consequences, if such waiver is in writing.  Any such written consent or written waiver by Holder shall be conclusive and binding upon Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

6.               Denominations, Transfer, Exchange.  This Note may not be transferred or resold except as expressly permitted under the terms of this Note, the Act and applicable state securities laws, and only as to the entire unpaid principal amount thereof.  The Note may be transferred (a) only to a “Qualified Institutional Buyer” as defined in Rule 144A (or any successor rule) under the Act, or (b) in a transaction not involving a distribution (pursuant to an exemption from the Act) provided that the Holder shall have delivered an opinion of counsel to the Holder in form and substance reasonably satisfactory to the Issuer to the effect that any proposed transfer or resale is in compliance with the Act, any applicable state securities laws and the terms of the Note.    The transfer of this Note shall be effective only upon surrender of this Note to the Issuer for registration of transfer at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency of the Issuer as the Issuer may maintain for such purpose and specify to Holder, accompanied by a written instrument of transfer in the form attached as Exhibit A to the Note and duly executed by Holder or his attorney duly authorized in writing, with signature guaranteed, and such other documents or opinions as provided for herein or as reasonably requested by the Issuer, and thereupon a new Note in the form hereof, mutatis mutandis, will be issued to the designated transferee.

7.               Place and Form of Payment.  If the Issuer shall elect to pay the principal payable under the Note or the principal shall otherwise become due and payable pursuant to Section 4 hereof, such principal will be paid to the Person in whose name this Note is registered at the close of business on the last business day immediately prior to the date for such payment of principal.  Payment of principal on this Note will be made at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency of the Issuer as the Issuer may maintain for such purpose and specify to Holder, and such payment shall be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that such payment may be made at the option of the Issuer to Holder at such other account as shall be designated by Holder at least ten (10) business days prior to the Maturity Date.

8.               Persons Deemed Owners.  The Issuer and any agent of the Issuer may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer nor any agent of Issuer shall be affected by notice to the contrary.

9.               Governing Law.  This Note shall be governed by and construed in accordance with the law of the State of New York, including all matters of construction, validity, and performance.

10.         Definitions.  For purposes of this Note, the following terms shall have the meanings set forth below:

 “Issue Date” means                     , 20    .

“Person” means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate or other entity or organization.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: , 20	FLYi, INC.

By:
Name:
Title:

Signature Page

Exhibit A

FORM OF ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto                                                                      the within Note of FLYi, Inc. and all rights thereunder, and hereby irrevocably constitutes and appoints                                      attorney to transfer the said Note, with full power of substitution in the premises.

Dated:
Social Security or other tax identification
number of transferee

Assignor’s Signature:

Name:

NOTICE:                The assignor’s signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or any change whatever.

Signature Guaranteed:

By:

Form of Assignment

Exhibit B

CONVERSION NOTICE

The undersigned hereby irrevocably exercises the option to convert the FLYi, Inc. Convertible Note dated                     , 20     (the “Note”) with an original principal amount of                Dollars ($                ) into shares of Common Stock of FLYi in accordance with the terms of the Note, and directs that such shares be delivered to and be registered in, the name of the Holder or such name as specified below.

HOLDER

Dated:

By:
Name:
Title:

Form of Conversion Notice